UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 20, 2005

LEGG MASON, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 Light Street, Baltimore, Maryland	21202

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(410) 539-0000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8		Other Events

Item 8.01		Other Events.

Legg Mason, Inc. ("Legg Mason") is filing this report to supplement, as of the date hereof, the description of its business contained in Item I of its Annual Report on Form 10-K for the fiscal year ended March 31, 2005 to reflect its acquisition of Permal Group Ltd., which was effective as of November 1, 2005 and the transaction with Citigroup Inc., which closed December 1, 2005, pursuant to which Legg Mason acquired subsidiaries that constitute substantially all of Citigroup's worldwide asset management business in exchange for, among other things, the Legg Mason subsidiaries that constitute Legg Mason's private client brokerage and capital markets businesses. Attached hereto as Exhibit 99, and incorporated herein by reference, is that supplement.

Section 9		Financial Statements and Exhibits

Item 9.01		Financial Statements and Exhibits.

	(d)	Exhibits.

		99	Supplement to the description of Legg Mason's business contained in Item I of Legg Mason's Annual Report on Form 10-K for the fiscal year ended March 31, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.
(Registrant)

Date: December 20, 2005	By:	/s/ Thomas P. Lemke

Thomas P. Lemke
Senior Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description

99	Supplement to the description of Legg Mason's business contained in Item I of Legg Mason's Annual Report on Form 10-K for the fiscal year ended March 31, 2005.

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